Q4 FY 2020 SUPPLEMENTAL SLIDES OCTOBER 15, 2020

CAUTIONARY STATEMENTS This presentation contains or incorporates by reference a number of "forward-looking statements" within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies provided by our recent acquisitions, demand for our products, steel margins, the effect of the COVID-19 and related governmental and economic responses thereto, the ability to operate our mills at full capacity, future supplies of raw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as we or our management "expects," "anticipates," "believes," "estimates," "intends," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "forecasts," "outlook" or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this presentation is filed with the SEC or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended August 31, 2019 as well as in Part II, Item 1A, Risk Factors in our subsequent Quarterly Reports on Form 10-Q as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our fabrication contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products or our operations, including the responses of governmental authorities to contain COVID-19; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in environmental laws and regulations, including increased regulation associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate, and integrate acquisitions and the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, including trade measures, political uncertainties and military conflicts; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; civil unrest, protests and riots; new and clarifying guidance with regard to interpretation of certain provisions of the Tax Cuts and Jobs Act that could impact our assessment; and increased costs related to health care reform legislation. Q4 FY20 Supplemental Slides | October 15, 2020 2

KEY TAKEAWAYS FROM TODAY’S CALL Health and safety of our employees is always our top priority Change to segment reporting made to reflect vertically integrated operating Q4 Core EBITDA model of $176M Up 11% y/y Fiscal 2020 was a momentous year • Seeing the significant benefits of strategic transformation • Positioned to maintain operational momentum • Continued to build for the future Q4 Adjusted EPS Economic environment is uncertain, but CMC is controlling the controllables of $0.79 Up 4% y/y Organic investments expected to bring strong through-the-cycle earnings and returns Downstream backlog remains well-positioned to support volumes in the near-term Q4 Free Cash Flow of $206M Financial position provides flexibility to fund growth, weather economic uncertainty, and pursue opportunistic M&A Note: Core EBITDA, Adjusted EPS, and Free Cash Flow are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Q4 FY20 Supplemental Slides | October 15, 2020 3

CHANGE IN SEGMENT REPORTING  Realigned reporting structure from four operating segments to two − North America and Europe  Previous Americas operating segments are now one North America segment  Reflects the way in which CMC manages the business and seeks to maximize returns for the integrated whole  New structure reflects the vertically integrated operating model New segment reporting structure is consistent with management approach discussed during CMC’s Investor Day (Investor Day Webcast). Additional resources related to the reporting change can be found in the Investor Toolkit section of our website (Investor Toolkit). Q4 FY20 Supplemental Slides | October 15, 2020 4

FISCAL YEAR 2020 ACCOMPLISHMENTS  Reacted quickly to COVID-19 outbreak, resulting in no major business interruptions, disruptions to customer service, or loss of productivity  Grew Core EBITDA by 30% year-over-year, and generated ROIC of 12%  Generated $604 million of free cash flow, further fortifying our balance sheet  Initiated network optimization efforts – next phase of the rebar asset acquisition  Announced construction of world’s first merchant bar (MBQ) capable micro mill  Continued progress toward “one-stop shop” concrete reinforcement provider with acquisition of GalvaBar  Held virtual Investor Day to share Company’s strategy and growth plans Notes: • Core EBITDA is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document • Return on Invested Capital is defined as After-tax Operating Profit divided by (Total Assets less Cash & Cash Equivalents less Non-Interest Bearing Liabilities) Q4 FY20 Supplemental Slides | October 15, 2020 5

CONSOLIDATED OPERATING RESULTS – QUARTERLY

Performance Summary

Units in 000's unless noted otherwise

	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20
External Finished Steel Tons Shipped[1]	1,547	1,462	1,445	1,475	**1,541**
Core EBITDA	$159,181	$174,413	$145,257	154,815	**$175,994**
Core EBITDA per Ton of Finished Steel Shipped	$103	$119	$101	$105	**$114**
Adjusted Earnings from Continuing Operations	$90,760	$87,763	$63,596	$70,367	**$95,307**

Core EBITDA Bridge – Q4 2019 to Q4 2020

$ Millions



200
180
160
140
120
100
80
60
40
20
0
159
22
0
(35)
30
176
Corporate & Eliminations includes finalization of rebar asset acquisition purchase price
Q4 2019
North America Segment EBITDA
Europe Segment EBITDA
Corporate & Eliminations
Non-Operating Items
Q4 2020

Non-Operating Charges / Benefits

Figures are pre-tax for Q4 2020 in $ millions

- $32.1 million for finalization of rebar asset acquisition purchase price
- $2.9 million for facility closures, including several downstream locations
- $1.1 million for asset impairments largely related to facility closures
- $3.0 million benefit related to a labor cost government refund in Europe
- $1.8 million debt extinguishment cost related to paydown of CMC term loan

[1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products
Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Q4 FY20 Supplemental Slides | October 15, 2020 6

NORTH AMERICA – QUARTERLY

Performance Summary

Units in 000's unless noted otherwise

	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20
External Finished Steel Tons Shipped[1]	1,159	1,124	1,065	1,101	**1,161**
Adjusted EBITDA	$152,450	$174,732	$152,831	$159,394	**$174,219**
Adjusted EBITDA per Ton of Finished Steel Shipped	$132	$155	$144	$145	**$150**
Adjusted EBITDA Margin	11.4%	14.4%	13.2%	13.7%	**14.2%**

North America – Key Margins

$ / ton



800
700
600
500
400
300
200
100
0
DP and SP Margin Over Scrap
717
750
728
727
733
413
400
369
385
363
132
155
144
145
150
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
180
160
140
120
100
80
60
40
20
0
Adjusted EBITDA per ton
Adjusted EBITDA per Ton of Finished Steel Shipped
Downstream Products Margin Over Scrap
Steel Products Margin Over Scrap

Key Performance Drivers

Q4 2020 vs Q4 2019

- Reduction in controllable costs within vertically integrated chain
- Moderate increase in Downstream Product margins over scrap
- Impacted by narrowing of margins on Steel Products

North America Indexed Margins and Controllable Cost

$ / ton of external finished steel shipped



130
100
70
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Wgt Avg Finished Steel ASP
Controllable Costs
Wgt Avg Finished Steel Margin Over Scrap
EBITDA per ton

Notes:
[1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products
- Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized
- Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized

Q4 FY20 Supplemental Slides | October 15, 2020 7

EUROPE– QUARTERLY

Performance Summary

Units in 000's unless noted otherwise

	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20
External Finished Steel Tons Shipped	388	338	380	374	**380**
Adjusted EBITDA	$22,666	$11,359	$13,451	$14,270	**$22,927**
Adjusted EBITDA per Ton of Finished Steel Shipped	$58	$34	$35	$38	**$60**
Adjusted EBITDA Margin	11.0%	6.9%	7.5%	8.2%	**12.7%**

Europe – Key Margins

$ / ton



Steel Product Margin Over Scrap
Adjusted EBITDA per ton
260
240
220
200
180
160
140
120
100
70
60
50
40
30
20
10
0
235
217
198
198
196
58
34
35
38
60
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Adjusted EBITDA per Ton of Finished Steel Shipped
Steel Products Margin Over Scrap

Key Performance Drivers

Q4 2020 vs Q4 2019

- Impacted by narrowing of margins on Steel Products
  - Imports into Central Europe created challenging price environment
- Reduced controllable costs
  - Benefit of $10.7 million carbon tax refund, expected next year as well
- $3.0 benefit from labor cost government refund

Note: Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized

Europe Indexed Margins and Controllable Cost

$ / ton of finished product shipped



130
100
70
40
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Steel Products ASP
Controllable Costs
Steel Product Margins Over Scrap
EBITDA per ton

Q4 FY20 Supplemental Slides | October 15, 2020 8

CONSOLIDATED OPERATING RESULTS – ANNUAL

Performance Summary

Units in 000's unless noted otherwise

	FY 2017	FY 2018	FY 2019	FY 2020
External Finished Steel Tons Shipped[1]	3,952	4,322	5,791	**5,923**
Core EBITDA	$288,092	$412,237	$501,465	**$650,479**
Core EBITDA per Ton of Finished Steel Shipped	$73	$95	$87	**$110**
Adjusted Earnings from Continuing Operations	$67,028	$176,060	$247,625	**$317,033**
Return on Invested Capital (%)	4%	9%	10%	**12%**

Non-Operating Charges / Benefits

Figures are pre-tax for FY 2020 in $ millions

- $32.1 million for finalization of rebar asset acquisition purchase price
- $11.1 million for facility closures, including Steel CA melt shop and several downstream locations
- $7.6 million for asset impairments largely related to facility closures
- $3.0 million benefit related to a labor cost government refund in Europe
- $1.8 million debt extinguishment cost related to paydown of CMC term loan

Core EBITDA Bridge – FY 2019 to FY 2020

$ Millions



800
700
600
500
400
300
200
100
0
501
205
(38)
(14)
(4)
650
Corporate & Eliminations includes finalization of rebar asset acquisition purchase price
FY 2019
North America Segment EBITDA
Europe Segment EBITDA
Corporate & Eliminations
Non-Operating Items
FY 2020

[1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products
Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Q4 FY20 Supplemental Slides | October 15, 2020 9

NORTH AMERICA – ANNUAL Performance Summary North America – Key Margins Units in 000’s unless noted otherwise $ / ton FY 2018 FY 2019 FY 2020 800 737 160 700 621 140 External Finished Steel Tons Shipped1 2,822 4,331 4,451 Adjusted EBITDA per ton 600 120 497 500 100 Adjusted EBITDA $323,993 $456,296 $661,176 400 80 300 397 380 60 337 Adjusted EBITDA per Ton of Finished 200 40 $115 $105 $149 Steel Shipped Scrap Over Margin SP and DP 100 20 115 105 149 - 0 2018 2019 2020 Adjusted EBITDA Margin 8.7% 9.1% 13.9% Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap Steel Products Margin Over Scrap Key Performance Drivers FY 2020 vs FY 2019 • Reduction in controllable costs within vertically integrated chain • Significant increase in Downstream Product margins over scrap • Shipments of Steel Products increased 4% over FY 2019 • Impacted by narrowing of margins on Steel Products Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products • Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized • Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized Q4 FY20 Supplemental Slides | October 15, 2020 10

EUROPE – ANNUAL Performance Summary Europe– Key Margins Units in 000’s unless noted otherwise $ / ton FY 2018 FY 2019 FY 2020 300 100 246 240 250 External Finished Steel Tons Shipped 1,500 1,460 1,472 80 Adjusted EBITDA per ton 202 200 60 Adjusted EBITDA $131,720 $100,102 $62,007 150 40 SP Margin Over Scrap Over Margin SP 100 Adjusted EBITDA per Ton of Finished $88 $69 $42 Steel Shipped 20 50 88 69 42 Adjusted EBITDA Margin 14.8% 12.3% 8.9% - 0 2018 2019 2020 Adjusted EBITDA per Ton of Finished Steel Shipped Steel Products Margin Over Scrap Key Performance Drivers FY 2020 vs FY 2019 • Impacted by narrowing of margins on Steel Products − Imports into Central Europe created challenging price environment • Shipment volumes flat from FY 2019, due to resilience in the Polish construction sector and slower industrial production in Central Europe • Reduced controllable costs − Benefit of $10.7 million carbon refund, expected next year as well Note: Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized Q4 FY20 Supplemental Slides | October 15, 2020 11

CASH FLOW PROFILE ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 1 250 226 200 149 150 100 73 50 0 (4) (50) (26) (100) (108) (150) 2015 2016 2017 2018 2019 2020 CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation − Will fund current projects using organic cash generation − Harvested $285 million of cash from working capital in FY 2020 FY 2021 capital expenditures expected in a range of $200 million to $225 million Spend on 2nd Arizona micro mill and Danieli 3 of $85 million and $18 million, respectively Source: Public filings, Internal data Notes: 1. Adjusted EBITDA less Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Q4 FY20 Supplemental Slides | October 15, 2020 12

BALANCE SHEET STRENGTH DEBT MATURITY PROFILE PROVIDES STRATEGIC FLEXIBILITY DEBT MATURITY SCHEDULE Q4 FY’20 LIQUIDITY (US$ in millions) (US$ in millions) $542 Cash and Cash Equivalents Revolving 5.750% Credit Facility 4.875% Notes Notes 5.375% Notes 347 Revolver $350 $350 $330 $300 160 U.S. Accounts Receivables Facility 74 Poland Credit Facilities 54 Poland Accounts Receivable Facility 27 Poland Term Loan 2021 2022 2023 2024-2025 2026 2027 Source: Public filings Q4 FY20 Supplemental Slides | October 15, 2020 13

LEVERAGE PROFILE NET DEBT1,2 / EBITDA3 NET DEBT-TO-CAPITALIZATION4 4.5x 60% 4.0x 50% 3.5x 3.0x 40% 2.5x 30% 2.0x 3.9x 46% 3.2x 42% 1.5x 20% 37% 2.5x 33% 32% 1.0x 1.9x 24% 1.6x 10% 1.2x 18% 0.5x 0.9x NM 0% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Financial strength gives us the flexibility to fund our announced projects, navigate current economic uncertainties, and pursue opportunistic M&A Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12 month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and shareholders’ equity Q4 FY20 Supplemental Slides | October 15, 2020 14

APPENDIX: NON-GAAP RECONCILIATIONS Q4 FY20 SupplementalQ4FY20 Slides | October 15,2020 15

FREE CASH FLOW RECONCILIATION 3 MONTHS ENDED 12 MONTHS ENDED ($ in thousands) 8/31/2020 5/31/2020 2/29/2020 11/30/2019 8/31/2020 Net cash flows from (used by) operating activities $259,371 $278,417 $106,998 $146,418 $791,204 Capital expenditures (53,526) (37,500) (51,033) (45,559) (187,618) Free Cash Flow $205,845 $240,917 $55,965 $100,859 $603,586 Source: Public filings Q4 FY20 Supplemental Slides | October 15, 2020 16

CORE EBITDA FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	3 MONTHS ENDED					12 MONTHS ENDED			
	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$67,782	$64,169	$63,596	$82,755	$85,880	$278,302	$198,779	$135,237	$50,175
Interest expense	13,962	15,409	15,888	16,578	17,702	61,837	71,373	40,957	44,151
Income taxes	18,495	23,804	22,845	27,332	16,826	92,476	69,681	30,147	15,276
Depreciation and amortization	41,654	41,765	41,389	40,941	41,051	165,749	158,653	131,508	124,490
Asset impairments	1,098	5,983	–	530	369	7,611	384	14,372	1,730
Amortization of acquired unfavorable contract backlog	(10,691)	(4,348)	(5,997)	(8,331)	(16,582)	(29,367)	(74,784)	–	–
Adjusted EBITDA from continuing operations	**$132,300**	**$146,782**	**$137,721**	**$159,805**	**$145,246**	**$576,608**	**$424,085**	**$352,221**	**$235,822**
Non-cash equity compensation	9,875	6,170	7,536	8,269	7,758	31,850	25,106	24,038	21,469
Acquisition settlement	32,123	–	–	–	–	32,123	–	–	–
Labor cost government refund	(2,985)	–	–	–	–	(2,985)	–	–	–
Facility closure	2,903	1,863	–	6,339	–	11,105	–	–	–
Debt extinguishment costs	1,778	–	–	–	–	1,778	–	–	22,672
Acquisition and integration related costs and other	–	–	–	–	6,177	–	41,958	25,507	–
Purchase accounting effect on inventory	–	–	–	–	–	–	10,315	–	–
Mill operational start-up costs[1]	–	–	–	–	–	–	–	13,471	–
CMC Steel Oklahoma incentives	–	–	–	–	–	–	–	(3,000)	–
Severance	–	–	–	–	–	–	–	–	8,129
Core EBITDA from continuing operations[2]	**$175,994**	**$154,815**	**$145,257**	**$174,413**	**$159,181**	**$650,479**	**$501,465**	**$412,237**	**$288,092**

Source: Public filings
Notes:
1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 21 for definitions of non-GAAP financial measures

Q4 FY20 Supplemental Slides | October 15, 2020 17

ADJUSTED EARNINGS FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	3 MONTHS ENDED 8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	12 MONTHS ENDED 8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$67,782	$64,169	$63,596	$82,755	$85,880	$278,302	$198,779	$135,237	$50,175
Acquisition settlement	32,123	–	–	–	–	32,123	–	–	–
Labor cost government refund	(2,985)	–	–	–	–	(2,985)	–	–	–
Facility closure	2,903	1,863	–	6,339	–	11,105	–	–	–
Debt extinguishment costs	1,778	–	–	–	–	1,778	–	–	17,799
Asset impairments	1,098	5,983	–	–	–	7,081	–	12,136	–
Acquisition and integration related costs and other	–	–	–	–	6,177	–	41,958	25,507	–
CMC Steel Oklahoma incentives	–	–	–	–	–	–	–	(3,000)	–
Purchase accounting effect on inventory	–	–	–	–	–	–	10,315	–	–
Mill operational start-up costs	–	–	–	–	–	–	–	18,016	–
Severance	–	–	–	–	–	–	–	–	8,129
Total adjustments (pre-tax)	**$34,917**	**$7,846**	**–**	**$6,339**	**$6,177**	**$49,102**	**$52,273**	**$52,659**	**$25,928**
Tax impact									
TCJA impact	–	–	–	–	–	–	$7,550	$10,600	–
International reorganization	–	–	–	–	–	–	–	(9,200)	–
Related tax effects on adjustments	(7,392)	(1,648)	–	(1,331)	(1,297)	(10,371)	(10,977)	(13,236)	(9,075)
Total tax impact	**($7,392)**	**($1,648)**	**–**	**($1,331)**	**($1,297)**	**($10,371)**	**($3,427)**	**($11,836)**	**($9,075)**
Adjusted earnings from continuing operations[1]	**$95,307**	**$70,367**	**$63,596**	**$87,763**	**$90,760**	**$317,033**	**$247,625**	**$176,060**	**$67,028**
Adjusted earnings from continuing operations per diluted share	**$0.79**	**$0.59**	**$0.53**	**$0.73**	**$0.76**	**$2.64**	**$2.08**	**$1.49**	**$0.57**

Source: Public filings

Notes:

1. See page 21 for definitions of non-GAAP financial measures

Q4 FY20 Supplemental Slides | October 15, 2020 18

ADJUSTED SEGMENT EBITDA MARGIN 3 MONTHS ENDED 12 MONTHS ENDED ($ in thousands) 8/31/2020 5/31/2020 2/29/2020 11/30/2019 8/31/2019 8/31/2020 8/31/2019 8/31/2018 North America Adjusted EBITDA from continuing operations $174,219 $159,394 $152,831 $174,732 $152,450 $661,176 $456,296 $323,993 North America net sales 1,224,849 1,167,081 1,161,283 1,216,720 1,333,014 4,769,933 5,001,116 3,738,493 North America Adjusted EBITDA Margin 14.2% 13.7% 13.2% 14.4% 11.4% 13.9% 9.1% 8.7% Europe Adjusted EBITDA from continuing operations $22,927 $14,270 $13,451 $11,359 $22,666 $62,007 $100,102 $131,720 Europe net sales 179,855 173,817 180,079 165,389 205,461 699,140 817,048 887,038 Europe Adjusted EBITDA Margin 12.7% 8.2% 7.5% 6.9% 11.0% 8.9% 12.3% 14.8% Source: Public filings Q4 FY20 Supplemental Slides | October 15, 2020 19

ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 12 MONTHS ENDED ($ in thousands) 8/31/2020 8/31/2019 8/31/2018 8/31/2017 8/31/2016 8/31/2015 Adjusted EBITDA from continuing operations $576,608 $424,085 $352,221 $235,822 $305,237 $309,268 Capital expenditures and disbursements to stakeholders Capital expenditures 187,618 138,836 174,655 213,120 163,332 119,580 Interest expense 61,837 71,373 40,957 44,151 62,121 76,456 Cash income taxes 44,499 7,977 7,198 30,963 50,201 61,000 Dividends 57,056 56,537 56,076 55,514 55,342 55,945 Total capital expenditures and disbursements to stakeholders $351,010 $274,723 $278,886 $343,748 $330,996 $312,981 Adjusted EBITDA less capital expenditures and disbursements $225,598 $149,362 $73,335 ($107,926) ($25,759) ($3,713) to stakeholders Source: Public filings Q4 FY20 Supplemental Slides | October 15, 2020 20

DEFINITIONS FOR NON-GAAP FINANCIAL MEASURES ADJUSTED EARNINGS FROM CONTINUING OPERATIONS Adjusted earnings from continuing operations is a non-GAAP financial measure that is equal to earnings (loss) from continuing operations before certain acquisition settlement costs, labor cost government refunds, facility closure costs, debt extinguishment costs, asset impairments, acquisition and integration-related costs, CMC Steel Oklahoma incentives, purchase accounting effects on inventory, mill operational start-up costs and severance expenses, including the estimated income tax effects thereof. Additionally, we adjust adjusted earnings from continuing operations for the effects of the TCJA. Adjusted earnings from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings from continuing operations to evaluate our financial performance. Adjusted earnings from continuing operations may be inconsistent with similar measures presented by other companies. Adjusted earnings from continuing operations per diluted share is defined as adjusted earnings from continuing operations on a diluted per share basis. CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from Continuing Operations is a non-GAAP financial measure. Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, and equity compensation. Core EBITDA from continuing operations also excludes certain acquisition settlement costs, amortization of acquired unfavorable contract backlog, labor cost government refunds, facility closure costs, debt extinguishment costs, acquisition and integration-related costs, the effect of purchase accounting adjustments on inventory, mill operational start-up costs, CMC Steel Oklahoma incentives and severance expenses. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA from continuing operations is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. Q4 FY20 Supplemental Slides | October 15, 2020 21

THANK YOU CORPORATE OFFICE 6565 N. MacArthur Blvd Suite 800 Irving, TX 75039 Phone: (214) 689.4300 INVESTOR RELATIONS Phone: (972) 308.5349 Fax: (214) 689.4326 IR@cmc.com Q4 FY20 Supplemental Slides | October 15, 2020 22